                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 10, 1999



                              COVALENT GROUP, INC.
                              --------------------
                 (Exact name of issuer as specified in charter)



     NEVADA                          0-21145                      56-1668867
(State or Other                    (Commission                 (I.R.S. Employer
 Jurisdiction                         file                      Identification
of Incorporation or                  number)                        Number)
Organization)



                        ONE GLENHARDIE CORPORATE CENTER
                               1275 DRUMMERS LANE
                                   SUITE 100
                           WAYNE, PENNSYLVANIA 19087
                    (Address of principal executive offices)


                                 (610) 975-9533
              (Registrant's telephone number, including area code)
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ITEM 5.   Other Events
          ------------

     On November 10, 1999, Covalent Group, Inc. (the "Company") issued a press release with respect to the addition of two seasoned healthcare advisors and a private stock transfer by Bruce LaMont, the Company's President, the text of which is set forth in Exhibit 99.1 hereto (the "Press Release").

     This report on Form 8-K and the attached press release contain statements of a forward-looking nature. Actual results may differ from those projected in, expressed, or implied by these documents. Potential risks and uncertainties that could affect the Company's future operating results include, without limitation: (i) the Company's success in attracting new business; (ii) the size, duration, and timing of clinical trials; and (iii) the termination, delay, or cancellation of clinical trials. Additional information concerning factors that could cause actual results to materially differ from those referred to in this document is contained in Covalent's SEC filings, including its registration statements under the Securities Act of 1933 and its periodic reports under the Securities Exchange Act of 1934, as amended, copies of which are available on the Edgar database at www.sec.gov and upon request from Covalent's investor relations department.

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                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: _____________, 1999                     Covalent Group, Inc.


                                              /s/ William K. Robinson

                                             -----------------------------------
                                             William K. Robinson
                                             Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
  No.                    Description
-------                  -----------

99.1 Text of Press Release, dated November 10, 1999, issued by the Company.